                                                                   Exhibit 10.25

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


     This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Agreement"), is dated as of April 15, 1999, by and between the following parties:


LENDER/SECURED PARTY:    NTFC CAPITAL CORPORATION, a Delaware corporation with
                         offices at 501 Corporate Centre Drive, Franklin,
                         Tennessee 37067 ("Lender")


BORROWER/DEBTOR:         FOCAL COMMUNICATIONS CORPORATION, a Delaware
                         corporation with its principal place of business at 200
                         North LaSalle Street, Chicago, Illinois 60601
                         ("Borrower")


This First Amendment to Loan and Security Agreement amends that certain Loan and Security Agreement between the parties dated as of December 30, 1998 (the "Loan Agreement") and includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

By executing this First Amendment to Loan and Security Agreement, Lender agrees to make loans to Borrower, and Borrower agrees to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.


                    ARTICLE 1: AMENDMENTS TO LOAN AGREEMENT
                    ---------------------------------------

     The Loan Agreement is hereby amended as follows:

     1.01. The Promissory Note dated as December 30, 1998, executed in connection with the Loans outstanding at the time of this First Amendment shall be canceled and superseded by an Amended and Restated Promissory Note in the form of Exhibit A hereto, dated as of the date of this First Amendment, and duly executed and delivered by the Borrower.

     1.02. Schedule 2.01 to the Loan Agreement is amended by deleting the present Schedule 2.01 and replacing it with Exhibit B attached hereto.

     1.03. Schedule 4.25 to the Loan Agreement is amended by deleting the present Schedule 4.25 and replacing it with Exhibit C attached hereto.

     1.04 Schedule 4.26 to the Loan Agreement is amended by deleting the present
Schedule 4.26 and replacing it with Exhibit D attached hereto.

                            ARTICLE 2: AFFIRMATIONS
                            -----------------------

     2.01. Borrower hereby represents and warrants that (a) the representations and warranties contained in Article 4 of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, and
(b) on the date hereof no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to this First Amendment.


                        ARTICLE 3: CONDITIONS PRECEDENT
                        -------------------------------

     3.01. The effectiveness of this First Amendment shall be subject to Lender's receipt of (a) a fully executed Amended and Restated Promissory Note, reflecting the increased Total Commitment under the Loan of up to $50,000,000 and (b) such additional UCC filings and other documents as Lender may reasonably require to secure the Loans.


                            ARTICLE 4: MISCELLANEOUS
                            ------------------------

     4.01. Except as amended as provided above, the Loan Agreement shall remain in full force and effect, and the Loan Agreement, as amended, is hereby ratified by Borrower and Lender.

     4.02. Borrower represents and warrants that the execution and terms of this First Amendment and the Amended and Restated Promissory Note delivered herewith have been duly authorized by all necessary and appropriate corporate action.

     4.03. Except to the extent otherwise provided in Schedule 2.02, this First Amendment shall be governed by and construed in accordance with the internal laws of the State of Tennessee.

     4.04. All capitalized terms used herein shall, unless otherwise specifically defined herein, have the meanings assigned to such terms in the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Loan and Security Agreement as of the day and year first above written.


LENDER:                          BORROWER:
---------                        ---------
NTFC CAPITAL CORPORATION         FOCAL COMMUNICATIONS CORPORATION

BY:    L.W. Middleton            BY:  Robert M. Junkroski
-------------------------            -----------------------

TITLE: Vice President            TITLE: Vice President and Treasurer
-------------------------              -----------------------------

DATE:  April 15,  1999           DATE:   April 15, 1999
-------------------------             ----------------------------

                                   EXHIBIT A
                                   ---------



                     AMENDED AND RESTATED PROMISSORY NOTE

$50,000,000.00                                                   April  __, 1999


     FOR VALUE RECEIVED, FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation with its principal place of business at 200 North LaSalle Street, Chicago, Illinois 60601 ("Borrower") promises and agrees to pay to the order of NTFC CAPITAL CORPORATION, a Delaware corporation, its successors, assigns or any subsequent holder of this Note (the "Lender") at its offices located at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds the lesser of Fifty Million Dollars ($50,000,000) or all amounts advanced hereunder pursuant to Section 2.02 of the Loan Agreement (defined below), as noted on any and all amortization schedules attached hereto, together with interest thereon and other amounts due as provided below. The amortization schedules attached hereto are for convenience only, and the failure of the Lender to attach an amortization schedule, or any error or incorrect notation by the Lender on any amortization schedule, shall not diminish the obligations of the Borrower under this Note. This Note shall mature on the latest of (i) January 1, 2004, (ii) the sixtieth (60th) Payment Date, or (iii) the first Business Day of the sixty-first (61st) month after the first Advance hereunder (the "Maturity Date").

     This Note is issued pursuant to that certain Loan and Security Agreement dated December 30, 1998, by and between Borrower and Lender, as amended by the First Amendment to Loan Agreement dated as of the date of this Note (as it may be further modified, amended or restated from time to time, the "Loan Agreement"). It is an amendment and restatement of and replaces the Promissory Note dated as of December 30, 1998 from Borrower to Lender. Any term not otherwise defined in this Note shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, permits the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured by, among other things, the Collateral described in the Loan Agreement and the Security Documents.

     Each Advance hereunder shall bear interest from the date of such Advance until such amount is due and payable (whether on any Payment Date, at the Maturity Date, by acceleration, or otherwise) based on a rate equal to the five
(5) year "Swap Rate" as shown on the Telerate screen page 19901 on the date of such Advance hereunder, plus 395 basis points (the "Interest Rate"). Interest shall be paid monthly with principal, and shall accrue based on a 365 day year. The Interest Rate is subject to adjustment as follows: When the Borrower has met the conditions set forth below for two consecutive fiscal quarters, the 395 basis point margin stated above will be reduced to the applicable margin as set forth in the table below, and the new margin will apply so long as the required Cash Flow Coverage continues to exist. Should the Borrower fail to maintain the required Cash Flow Coverage that permitted the reduced margin for one fiscal quarter, then the margin shall return to the appropriate margin until a reduction is again permitted hereunder.

                            Condition                                       Margin
                            ---------                                       ------
          Cash Flow Coverage (greater than or equal to) 1:1           350 Basis Points
          Cash Flow Coverage (greater than or equal to) 1.5:1              325 Basis Points
          Cash Flow Coverage (greater than or equal to) 2:1           300 Basis Points
          Cash Flow Coverage (greater than or equal to) 2.5:1              275 Basis Points

     For purposes of this provision, Cash Flow Coverage is defined as (EBITDA + Interest Income)/Scheduled Principal Payments + Required Interest Payments on all outstanding Debt)

     Commencing with the Initial Payment Date (defined below), principal amounts outstanding hereunder on each Advance and interest thereon at the applicable Interest Rate shall be amortized and paid in sixty (60) monthly equal installment payments, commencing on the first Business Day of the first Calendar Month to commence at least thirty (30) days after the date of such Advance (the "Initial Payment Date") and on the first Business Day of each calendar month thereafter (each, a "Payment Date"), in accordance with a separate amortization schedule attached hereto. In the event of any additional Advances hereunder an additional amortization schedule will be attached for each additional Advance, reflecting the principal amount of such Advance and the applicable Interest Rate. All such amortization schedules shall provide for equal monthly amortization of principal and interest through the Maturity Date. If any principal, interest, or other charge or expense remains outstanding on the Maturity Date, such amount shall be added to the payment due on the Maturity Date.

     Notwithstanding the foregoing, if Borrower shall fail to pay within ten
(10) days after the due date any principal amount or interest or other amount payable under this Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Borrower that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of Borrower to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Demand, presentment, notice and protest are expressly waived, except for notices to Borrower otherwise expressly required in the Loan Agreement. Borrower and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of Borrower or any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligors, (iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE OR JURISDICTION IN ANY SUCH COURTS.

     Borrower irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower at the address opposite its signature below or to such other address as Borrower may have furnished to Lender in writing, and agrees that such service shall become effective fifty (50) days after such mailing. However, nothing herein shall affect the right of Lender or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Borrower in any other jurisdiction.

     BORROWER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the Borrower agrees to pay all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of Tennessee. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.


     Executed as of April __, 1999.


                                  FOCAL COMMUNICATIONS CORPORATION


                                  By:__________________________________

                                  Title:_______________________________

                           AMORTIZATION SCHEDULE(S)

                                   EXHIBIT B
                                   ---------




                                                                SCHEDULE 2.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                             MAXIMUM LOAN AMOUNTS
                             --------------------


Maximum principal amount of all Loans: Up to Fifty Million (US) Dollars ($50,000,000) ("Total Commitment")

                                   EXHIBIT C
                                   ---------


                                                                SCHEDULE 4.25 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                              UCC FILING OFFICES
                              ------------------


     Illinois Secretary of State, UCC Division
     Howlett Bldg., Room 030
     2nd and Edwards St.
     Springfield, IL 62756

     Pennsylvania Department of State
     UCC Division
     308 North Office Bldg.
     Harrisburg, PA  17120

     Philadelphia County
     Office of the Prothonotary
     Broad & Mkt.
     Philadelphia, PA 19107

     Michigan Department of State
     UCC Division
     P.O. Box 30197
     Lansing, MI  48909-7697

     Secretary of State, UCC Division
     1500 11th Street
     Sacramento, CA 95814-1738

     Recorder of Deeds, D.C.
     515 "D" St., NW, Room 310
     Washington, D.C.  20001

     Department of Licensing, UCC Section
     P.O. Box 9660
     Olympia, Washington 98507-9660

     Corporations Section,
     Secretary of State
     1019 Brazos
     Austin, TX  78701

                                   EXHIBIT D
                                   ---------


                                                                SCHEDULE 4.26 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                  PRINCIPAL OFFICES AND LOCATION OF COLLATERAL
                  --------------------------------------------


Name                               Address                County
----------------------  -----------------------------  -------------

Focal Communications    701 Market St.                 Philadelphia
 of Pennsylvania        Philadelphia, PA 19106

Focal Communications    1200 W. 7th St., Suite L2-250  Los Angeles
 of California          Los Angeles, CA 90017

                        650 Townsend, Suite 200        San Francisco
                        San Francisco, CA 94103

Focal Communications    Decatur Building               King
 of Washington          1511 6th Avenue
                        Seattle, WA 98101

Focal Communications    1120 Vermont Ave.              D.C.
 of the Mid-Atlantic    Washington, D.C.  20005

Focal Communications    23800 West Ten Mile Road       Oakland
 of Michigan            The Vanguard Center
                        Southfield, MI 48034

Focal Communications    1950 Stemmons Fwy              Dallas
Corporation of Texas    Dallas, TX 75207

                     AMENDED AND RESTATED PROMISSORY NOTE

$50,000,000.00                                                  April 15, 1999


     FOR VALUE RECEIVED, FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation with its principal place of business at 200 North LaSalle Street, Chicago, Illinois 60601 ("Borrower") promises and agrees to pay to the order of NTFC CAPITAL CORPORATION, a Delaware corporation, its successors, assigns or any subsequent holder of this Note (the "Lender") at its offices located at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds the lesser of Fifty Million Dollars ($50,000,000) or all amounts advanced hereunder pursuant to Section 2.02 of the Loan Agreement (defined below), as noted on any and all amortization schedules attached hereto, together with interest thereon and other amounts due as provided below. The amortization schedules attached hereto are for convenience only, and the failure of the Lender to attach an amortization schedule, or any error or incorrect notation by the Lender on any amortization schedule, shall not diminish the obligations of the Borrower under this Note. This Note shall mature on the latest of (i) January 1, 2004, (ii) the sixtieth (60th) Payment Date, or (iii) the first Business Day of the sixty-first (61st) month after the first Advance hereunder (the "Maturity Date").

     This Note is issued pursuant to that certain Loan and Security Agreement dated December 30, 1998, by and between Borrower and Lender, as amended by the First Amendment to Loan Agreement dated as of the date of this Note (as it may be further modified, amended or restated from time to time, the "Loan Agreement"). It is an amendment and restatement of and replaces the Promissory Note dated as of December 30, 1998, from Borrower to Lender. Any term not otherwise defined in this Note shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, permits the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured by, among other things, the Collateral described in the Loan Agreement and the Security Documents.

     Each Advance hereunder shall bear interest from the date of such Advance until such amount is due and payable (whether on any Payment Date, at the Maturity Date, by acceleration, or otherwise) based on a rate equal to the five
(5) year "Swap Rate" as shown on the Telerate screen page 19901 on the date of such Advance hereunder, plus 395 basis points (the "Interest Rate"). Interest shall be paid monthly with principal, and shall accrue based on a 365 day year. The Interest Rate is subject to adjustment as follows: When the Borrower has met the conditions set forth below for two consecutive fiscal quarters, the 395 basis point margin stated above will be reduced to the applicable margin as set forth in the table below, and the new margin will apply so long as the required Cash Flow Coverage continues to exist. Should the Borrower fail to maintain the required Cash Flow Coverage that permitted the reduced margin for one fiscal quarter, then the margin shall return to the appropriate margin until a reduction is again permitted hereunder.

                      Condition                                 Margin
                      ---------                                 ------
  Cash Flow Coverage (Equal to or Greater Than) 1:1        350 Basis Points
  Cash Flow Coverage (Equal to or Greater Than) 1.5:1         325 Basis Points
  Cash Flow Coverage (Equal to or Greater Than) 2:1        300 Basis Points
  Cash Flow Coverage (Equal to or Greater Than) 2.5:1         275 Basis Points

     For purposes of this provision, Cash Flow Coverage is defined as (EBITDA + Interest Income)/Scheduled Principal Payments + Required Interest Payments on all outstanding Debt)

     Commencing with the Initial Payment Date (defined below), principal amounts outstanding hereunder on each Advance and interest thereon at the applicable Interest Rate shall be amortized and paid in sixty (60) monthly equal installment payments, commencing on the first Business Day of the first Calendar Month to commence at least thirty (30) days after the date of such Advance (the "Initial Payment Date") and on the first Business Day of each calendar month thereafter (each, a "Payment Date"), in accordance with a separate amortization schedule attached hereto. In the event of any additional Advances hereunder an additional amortization schedule will be attached for each additional Advance, reflecting the principal amount of such Advance and the applicable Interest Rate. All such amortization schedules shall provide for equal monthly amortization of principal and interest through the Maturity Date. If any principal, interest, or other charge or expense remains outstanding on the Maturity Date, such amount shall be added to the payment due on the Maturity Date.

     Notwithstanding the foregoing, if Borrower shall fail to pay within ten
(10) days after the due date any principal amount or interest or other amount payable under this Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Borrower that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of Borrower to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Demand, presentment, notice and protest are expressly waived, except for notices to Borrower otherwise expressly required in the Loan Agreement. Borrower and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of Borrower or any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligors, (iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE OR JURISDICTION IN ANY SUCH COURTS.

     Borrower irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower at the address opposite its signature below or to such other address as Borrower may have furnished to Lender in writing, and agrees that such service shall become effective fifty (50) days after such mailing. However, nothing herein shall affect the right of Lender or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Borrower in any other jurisdiction.

     BORROWER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO

CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the Borrower agrees to pay all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of Tennessee. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.


     Executed as of April 15, 1999.


                                  FOCAL COMMUNICATIONS CORPORATION



                                  By:     Robert M. Junkroski
                                     -------------------------------------

                                  Title:  Vice President and Treasurer
                                        ----------------------------------

                       Focal Communications Corporation
                             Amortization Schedule
                                March 19, 1999
                                     9.63%

Payment                 Beginning                                            Total           Ending
 Number      Date        Balance           Interest          Principal       Payment         Balance
---------------------------------------------------------------------------------------------------------
     0      3/19/99                                                                         $5,808,837.57
     1       5/1/99    $5,808,837.57     $   65,900.86      $   56,899.14    $122,800.00    $5,751,938.43
     2       6/1/99    $5,751,938.43     $   47,044.55      $   75,755.45    $122,800.00    $5,676,182.99
     3       7/1/99    $5,676,182.99     $   44,927.38      $   77,872.62    $122,800.00    $5,598,310.36
     4       8/1/99    $5,598,310.36     $   45,788.04      $   77,011.96    $122,800.00    $5,521,298.41
     5       9/1/99    $5,521,298.41     $   45,158.17      $   77,641.83    $122,800.00    $5,443,656.58
     6      10/1/99    $5,443,656.58     $   43,086.91      $   79,713.09    $122,800.00    $5,363,943.49
     7      11/1/99    $5,363,943.49     $   43,871.18      $   78,928.82    $122,800.00    $5,285,014.67
     8      12/1/99    $5,285,014.67     $   41,831.25      $   80,968.75    $122,800.00    $5,204,045.93
     9       1/1/00    $5,204,045.93     $   42,563.39      $   80,236.61    $122,800.00    $5,123,809.32
    10       2/1/00    $5,123,809.32     $   41,792.64      $   81,007.36    $122,800.00    $5,042,801.96
    11       3/1/00    $5,042,801.96     $   38,478.23      $   84,321.77    $122,800.00    $4,958,480.20
    12       4/1/00    $4,958,480.20     $   40,444.13      $   82,355.87    $122,800.00    $4,876,124.32
    13       5/1/00    $4,876,124.32     $   38,489.41      $   84,310.59    $122,800.00    $4,791,813.73
    14       6/1/00    $4,791,813.73     $   39,084.70      $   83,715.30    $122,800.00    $4,708,098.43
    15       7/1/00    $4,708,098.43     $   37,163.10      $   85,836.90    $122,800.00    $4,622,461.54
    16       8/1/00    $4,622,461.54     $   37,703.37      $   85,096.63    $122,800.00    $4,537,364.91
    17       9/1/00    $4,637,364.91     $   37,009.28      $   85,790.72    $122,800.00    $4,451,574.19
    18      10/1/00    $4,451,574.19     $   35,138.25      $   87,861.75    $122,800.00    $4,383,912.43
    19      11/1/00    $4,363,912.43     $   35,594.50      $   87,205.50    $122,800.00    $4,276,706.94
    20      12/1/00    $4,276,706.94     $   33,757.94      $   89,042.06    $122,800.00    $4,187,664.88
    21       1/1/01    $4,187,664.88     $   34,156.93      $   88,643.07    $122,800.00    $4,099,021.81
    22       2/1/01    $4,099,021.81     $   33,525.51      $   89,274.49    $122,800.00    $4,009,747.31
    23       3/1/01    $4,009,747.31     $   29,621.60      $   93,178.40    $122,800.00    $3,916,568.91
    24       4/1/01    $3,916,588.91     $   32,033.24      $   90,766.76    $122,800.00    $3,825,802.15
    25       5/1/01    $3,825,802.15     $   30,261.49      $   92,518.51    $122,800.00    $3,733,283.64
    26       6/1/01    $3,733,283.64     $   30,534.17      $   92,265.83    $122,800.00    $3,841,017.81
    27       7/1/01    $3,641,017.81     $   28,818.91      $   93,981.09    $122,800.00    $3,547,036.71
    28       8/1/01    $3,547,036.71     $   29,010.87      $   93,789.13    $122,800.00    $3,453,247.58
    29       9/1/01    $3,453,247.58     $   28,243.78      $   94,556.22    $122,800.00    $3,358,691.37
    30      10/1/01    $3,358,691.37     $   26,584.27      $   96,215.73    $122,800.00    $3,262,475.64
    31      11/1/01    $3,262,475.64     $   26,683.48      $   96,116.52    $122,800.00    $3,166,359.11
    32      12/1/01    $3,166,359.11     $   25,061.95      $   97,738.05    $122,800.00    $3,068,621.06
    33       1/1/02    $3,068,621.06     $   25,097.96      $   97,702.04    $122,800.00    $2,970,919.02
    34       2/1/02    $2,970,919.02     $   24,298.86      $   98,501.14    $122,800.00    $2,872,417.88
    35       3/1/02    $2,872,417.88     $   21,219.69      $  101,580.31    $122,800.00    $2,770,837.57
    36       4/1/02    $2,770,837.57     $   22,662.41      $  100,137.59    $122,800.00    $2,670,699.99
    37       5/1/02    $2,670,699.99     $   21,138.77      $  101,661.23    $122,800.00    $2,569,038.76
    38       6/1/02    $2,569,038.76     $   21,011.92      $  101,788.08    $122,800.00    $2,467,250.68
    39       7/1/02    $2,467,250.68     $   19,528.46      $  103,271.54    $122,800.00    $2,363,979.14
    40       8/1/02    $2,363,979.14     $   19,334.76      $  103,465.24    $122,800.00    $2,260,513.90
    41       9/1/02    $2,260,513.90     $   18,488.53      $  104,311.47    $122,800.00    $2,156,202.43
    42      10/1/02    $2,156,202.43     $   17,066.49      $  105,733.51    $122,800.00    $2,050,468.92
    43      11/1/02    $2,050,468.92     $   16,770.59      $  106,029.41    $122,800.00    $1,944,439.50
    44      12/1/02    $1,944,439.50     $   15,390.37      $  107,409.63    $122,800.00    $1,837,029.88
    45       1/1/03    $1,837,029.88     $   15,024.89      $  107,775.11    $122,800.00    $1,729,254.77
    46       2/1/03    $1,729,254.77     $   14,143.41      $  108,656.59    $122,800.00    $1,620,598.18
    47       3/1/03    $1,620,598.18     $   11,972.00      $  110,828.00    $122,800.00    $1,509,770.18
    48       4/1/03    $1,509,770.18     $   12,348.27      $  110,451.73    $122,800.00    $1,399,318.44
    49       5/1/03    $1,399,318.44     $   11,075.70      $  111,724.30    $122,800.00    $1,287,594.15
    50       6/1/03    $1,287,594.15     $   10,531.11      $  112,268.89    $122,800.00    $1,175,325.26
    51       7/1/03    $1,175,325.26     $    9,302.78      $  113,497.22    $122,800.00    $1,175,325.26
    52       8/1/03    $1,061,828.04     $    8,684.59      $  114,115.41    $122,800.00    $  947,712.62
    53       9/1/03    $  947,712.62     $    7,751.25      $  115,048.75    $122,800.00    $  832,663.88
    54      10/1/03    $  832,663.88     $    6,590.59      $  116,209.41    $122,800.00    $  716,454.47
    55      11/1/03    $  716,454.47     $    5,859.81      $  116,940.19    $122,800.00    $  599,514.28
    56      12/1/03    $  599,514.28     $    4,745.20      $  118,054.80    $122,800.00    $  481,459.48
    57       1/1/04    $  481,459.48     $    3,937.81      $  118,862.19    $122,800.00    $  362,597.29
    58       2/1/04    $  362,597.29     $    2,957.55      $  119,842.45    $122,800.00    $  242,754.83
    59       3/1/04    $  242,754.83     $    1,852.30      $  120,947.70    $122,800.00    $  121,807.13
    60       4/1/04    $  121,807.13     $      993.53      $  121,807.13    $122,800.66    $        0.00
---------------------------------------------------------------------------------------------------------
                                         $1,559,163.09      $5,808,837.57